Exhibit 10.11

AGREEMENT AND MUTUAL RELEASE

This AGREEMENT AND MUTUAL RELEASE (this “Agreement”) is made and entered into as of July 21, 2016 by and among EnergyTEK Corp., a Nevada corporation (“ENTK”), Texas Gulf Exploration & Production, Inc. a Nevada corporation and wholly-owned subsidiary of ENTK (“TGEP”), Litigation Capital, Inc., a Nevada corporation (“LCI”), Texas Gulf Oil & Gas, Inc., a Nevada corporation (“TGOG”), Timothy J. Connolly, individually (“Connolly”), Craig Crawford, individually (“Crawford”), Russell Kidder, individually (“Kidder”), Jonathan Read, individually (“Read”), Wagley-EnergyTEK J.V. LLC, a Texas limited liability company (“Wagley J.V.”) and Damon Wagley, individually (“Wagley”) (each of the foregoing, a “Party” and collectively, the “Parties”).

In consideration for the mutual release of claims contained herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties hereby agree as follows:

1.	Partial Payment of Debt; Return by TGOG of ENTK Shares. TGOG is owed approximately $228,000 by ENTK. Simultaneously with payment by ENTK of $50,000 as a partial payment toward notes payable held by TGOG, it shall cancel 1,000,000 shares of ENTK common stock currently owned by TGOG and deliver the certificates duly endorsed in blank with medallion guarantees to ENTK.

2.	Assumption of ENTK Debt by TGEP; Release by TGOG. Simultaneously with the execution of this Agreement by the Parties, TGEP shall assume from ENTK and/or its affiliates all debt, including notes payable, and all other sums owed to TGOG and/or its affiliates in the approximate total amount of $178,000 (pending confirmation by ENTK’s auditors of the exact amount as of the date thereof). Immediately upon the assumption of such debt by TGEP, TGOG and/or its affiliates and TGEP shall forever release ENTK and/or its affiliates other than TGEP from any and all liability for such debt. TGOG represents that it is the holder of the Notes reflecting the debt and it shall not assign or negotiate such debt in contravention of this Agreement.

3.	Redemption by ENTK of Series B Preferred Stock; Acquisition by LCI of Subsidiary Equity and Debt. Within five business days from the execution by all Parties of this Agreement, ENTK shall redeem all shares of ENTK’s Series B Preferred Stock held by LCI as of the date hereof for the following consideration: (i) the immediate issuance to LCI of 300,000 shares of ENTK common stock and (ii) upon the earlier of (a) the closing of a transaction pursuant to which ENTK acquires Timefire LLC or another entity in a change of control transaction (the “Timefire Acquisition”) or (b) 90 days from the execution by all Parties of this Agreement, the transfer to LCI of all outstanding equity interests in each of TGEP and Legal Capital Corp., a Nevada corporation and wholly-owned subsidiary of ENTK.

LCI hereby acknowledges and agrees that in consideration for the redemption of its shares of Series B Preferred Stock and for acquiring the equity interests of TGEP and Legal Capital Corp., upon acquisition of the TGEP equity interests it shall assume approximately $178,000 in debt which shall be owed by TGEP to TGOG and/or its affiliates pursuant to Section 2, above.

4.	Resignation and Compensation of Crawford. Simultaneously with the execution of this Agreement by the Parties, Crawford shall resign from the ENTK board of directors and as an officer of ENTK.

ENTK shall, on or before the earlier of (i) the closing of the Timefire Acquisition or (ii) within 90 days from the execution by all Parties of this Agreement, pay Crawford $6,000 in fees for director service which remain owed and outstanding as of his resignation, and Crawford acknowledges that he is not owed any other funds by ENTK. Crawford agrees to promptly execute and deliver any representation letters requested by ENTK’s auditors relating to the financial statements being prepared in connection with the Timefire Acquisition and related transactions and reports and registration statements which ENTK may file with the Securities and Exchange Commission.

Simultaneously with the execution of this Agreement by the Parties, Crawford shall also resign as a Joint Venture Manager of Wagley J.V.

5.	Transfer of Wagley Shares into Escrow with Voting Proxy. Simultaneously with the execution of this Agreement by the Parties, Wagley J.V. shall transfer into the custody of Kidder, as escrow agent, 20,000,000 shares of ENTK common stock and shall provide Read with the voting proxy for such shares. If the Timefire Acquisition has not closed within 90 days from the execution by all Parties of this Agreement, the escrowed shares shall be returned to Wagley J.V. and Read’s voting proxy shall terminate. If the Timefire Acquisition closes within 90 days, Section10, below, shall apply.

6.	Substitution of Wagley as J.V. Manager. Effective immediately following the transfer of shares into escrow as described in Section 5, above, Wagley shall appoint Kidder as a Joint Venture Manager of Wagley J.V. Immediately following the appointment of Kidder, Wagley shall resign as a Joint Venture Manager.

7.	Mutual Releases. Simultaneously with the execution of this Agreement, the Parties shall enter into mutual release agreements in the form attached as Exhibit A hereto.

8.	TGOG Waiver of Change of Control Provision. Simultaneously with the execution of this Agreement by the Parties, TGOG shall permanently waive Section 4(a) relating to “Change of Control Limitations” in that certain Securities Purchase Agreement between TGOG and Cavalry, dated as of August 14, 2015 and any substantially similar change of control limitation contained in any stock purchase agreement entered into by TGOG in or around August 2015, including, but not limited to, with Hudson Bay.

9.	Assistance in Obtaining Cooperation. Connolly shall use his best efforts to assist ENTK in obtaining necessary signatures and the reasonable cooperation of former directors, employees and affiliates of ENTK in facilitating the transactions contemplated by certain of the Parties hereto, including but not limited to the Timefire Acquisition.

10.	Dissolution of Wagley J.V. Upon closing of the Timefire Acquisition (provided that such closing occurs within 90 days from the execution of this Agreement by the Parties), Wagley J.V. shall be dissolved and ENTK shall have the right, exercisable for six months from the closing of the Timefire Acquisition, to cancel the 20,000,000 shares of ENTK common stock shares held in escrow pursuant to Section 5, above.

11.	Severability. In the event any parts of this Agreement are found to be void, the remaining provisions of this Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

12.	Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Agreement may be by actual or facsimile signature.

13.	Benefit. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their legal representatives, successors and assigns.

14.	Notices and Addresses. All notices, offers, acceptance and any other acts under this Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by FedEx or similar receipted next business day delivery, or by email delivery followed by overnight next business day delivery to the addresses listed on the signature page hereto or to such other address as any of them, by notice to the other may designate from time to time. Time shall be counted to, or from, as the case may be, the date of delivery.

15.	Attorneys’ Fees. In the event that there is any controversy or claim arising out of or relating to this Agreement, or to the interpretation, breach or enforcement thereof, and any action or proceeding is commenced to enforce the provisions of this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and expenses (including such fees and costs on appeal).

16.	Oral Evidence. This Agreement constitutes the entire Agreement between the parties and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, except by a statement in writing signed by the party or parties against which enforcement or the change, waiver discharge or termination is sought.

17.	Governing Law. This Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided herein or performance shall be governed or interpreted according to the internal laws of the State of Nevada without regard to choice of law considerations.

18.	Jurisdiction and Venue. Any action, suit or proceeding arising out of, under or in connection with this Agreement shall be brought and determined in the appropriate federal or state court in the State of Arizona and in no other forum. The parties hereby irrevocably submit to the jurisdiction of any such Arizona state court or federal court having jurisdiction in Phoenix, Arizona in any such suit, action or proceeding arising out of or relating to this Agreement.

19.	Removal of Legends. Subject to compliance with the registration requirements of the Securities Act of 1933 and Rule 144 thereunder, in the event any current or prior ENTK director, employee, consultant or affiliate shall seek to have the restrictions removed on ENTK common shares previously authorized by the ENTK Board of Directors and issued for compensation or in lieu of payment of amounts due the holder of the shares, The Company shall promptly complete any such lawful request and will be responsible for the fees of its transfer agent, the legend removal opinion of its legal counsel and all DTC fees associated with such issuance.

[Signature pages follow.]

AGREED:

EnergyTEK Corp.

By: _________________________

Name:

Title:

Address: _____________________

_____________________________

_____________________________

Email: _______________________

Texas Gulf Exploration & Production, Inc.

By: _________________________

Name:

Title:

Address: _____________________

_____________________________

_____________________________

Email: _______________________

_________________________

Timothy J. Connolly, individually

Address: _____________________

_____________________________

_____________________________

Email: _______________________

_________________________

Craig Crawford, individually

Address: _____________________

_____________________________

_____________________________

Email: _______________________

[Signature pages continue.]

Litigation Capital, Inc.

By: _________________________

Name:

Title:

Address: _____________________

_____________________________

_____________________________

Email: _______________________

Texas Gulf Oil & Gas, Inc.

By: _________________________

Name:

Title:

Address: _____________________

_____________________________

_____________________________

Email: _______________________

Wagley-EnergyTEK J.V. LLC

By: _________________________

Name:

Title:

Address: _____________________

_____________________________

_____________________________

Email: _______________________

_________________________

Damon Wagley, individually

Address: _____________________

_____________________________

_____________________________

Email: _______________________

_________________________

Jonathan Read, individually

Address: _____________________

_____________________________

_____________________________

Email: _______________________

_________________________

Russell Kidder, individually

Address: _____________________

_____________________________

_____________________________

Email: _______________________

Exhibit A

Mutual Release